SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 4, 2006

SILVERSTAR HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

                 Silverstar Holdings, Ltd. (the “Registrant”) is filing this amendment (this “Amendment”) to its Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2007 solely to include Exhibit 23.2 which was omitted from such filing. This Amendment includes Exhibit 23.2, and no other changes have been made to the Form 8-K/A filed with the SEC on February 14, 2007. This Amendment supersedes and replaces in its entirety the Current Report on Form 8-K/A (including all exhibits thereto) filed with the SEC on February 14, 2007.

Section 2 – Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets

                 On December 4, 2006, the Registrant announced that its wholly-owned UK subsidiary, Silverstar Acquisitions plc (“Silverstar Acquisitions”), had achieved over 90% acceptance of its offer to acquire the shares of Empire Interactive PLC (‘Empire”). As a result of over 90% of the shareholders of Empire accepting Silverstar Acquisition’s offer, the offer to the remaining shareholders of Empire terminated on December 15, 2006. The offer provided for either a cash payment of approximately 13 cents per share, or an earn-out alternative, where the initial payment will be approximately 9 cents per share, with a further 9.4 cents per share payable under certain conditions in October 2007

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

                 The following financial statements of Empire and the related reports of its independent registered public accounting firm are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

Consolidated Profit and Loss Account for the 15 month period ended March 31, 2006

Balance Sheets as at March 31, 2006

Consolidated Cash Flow Statement for the 15 month period March 31, 2006

Consolidated Statement of Total Recognized Gains and Losses for the 15 month period ended March 31, 2006

Notes to the Financial Statements for the 15 month period ended March 31, 2006

Reconciliation of the Financial Statements from UK GAAP to US GAAP

                 The following financial statements of Empire and the related report of its independent registered public accounting firm are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference

Consolidated Profit and Loss Account for the year ended December 31, 2004

Balance Sheets as at December 31, 2004

Consolidated Cash Flow Statement for the year ended December 31, 2004

Consolidated Statement of Total Recognized Gains and Losses for the year ended December 31, 2004

Notes to the Financial Statements for the year ended December 31, 2004

(b)	Pro Forma Financial Information

                The following pro forma financial statements of the Registrant are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference

Statements of operations for the year ended June 30, 2006

Statements of Operations for the quarter ended September 30, 2006

Consolidated Balance Sheet as of September 30, 2006

(d)	Exhibits

23.1	Consent of Macintyre Hudson LLP

23.2	Consent of Grant Thornton UK LLP

99.1	Consolidated Profit and Loss Account for the 15 month period ended March 31, 2006, Balance Sheets as at March 31, 2006, Consolidated Cash Flow Statement for the 15 month period March 31, 2006, Consolidated Statement of Total Recognized Gains and Losses for the 15 month period ended March 31, 2006 and Notes to the Financial Statements for the 15 month period ended March 31, 2006

99.2	Consolidated Profit and Loss Account for the year ended December 31, 2004, Balance Sheets as at December 31, 2004, Consolidated Cash Flow Statement for the year ended December 31, 2004, Consolidated Statement of Total Recognized Gains and Losses for the year ended December 31, 2004 and Notes to the Financial Statements for the year ended December 31, 2004

99.3	Unaudited consolidated pro forma Statements of Operations for the year ended June 30, 2006, Statements of Operations quarter ended September 30, 2006 and Balance Sheets as of September 30, 2006

SIGNATURES

                 Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2007	SILVERSTAR HOLDINGS, LTD.

By: /s/ Clive Kabatznik
Name: Clive Kabatznik
Title: Chief Executive Officer